Exhibit 99.2

0 © 2008 MoneyGram. Proprietary and Confidential. MoneyGram International Q3 2008 Financial Results November 6, 2008

1 © 2008 MoneyGram International Forward Looking Statements The statements contained in this press release regarding MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) our substantial dividend and debt service obligations and our covenant requirements which could impact our ability to obtain additional financing and to operate and grow our business; (b) the unprecedented volatility and disruption of global capital and credit markets which may adversely affect our liquidity and our agents’ liquidity, our access to credit and capital and our agents’ access to credit and capital and our earnings on our investment portfolio; (c) negative economic conditions generally and in geographic areas or industries that are important to our business which may cause a decline in our transaction volume; (d) a material slow down or complete disruption of international migration patterns which could adversely affect our money transfer volume and growth rate; (e) a loss of material retail agent relationships or a reduction in transaction volume from them; (f) our ability to timely and effectively reduce operating costs or take other actions in response to a significant decline in transaction volume; (g) the realignment of our investment portfolio which may affect the profitability of our official check and money order businesses; (h) fluctuations in interest rates which may negatively affect the net investment margin of our Payment Systems segment; (i) stockholder lawsuits and other litigation or government investigations of the Company or its agents which could result in material costs, settlements, fines or penalties; (j) our ability to maintain sufficient banking relationships, including our clearing bank relationships; (k) our ability to attract and retain key employees; (l) our ability to maintain capital sufficient to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (m) our ability to manage our credit exposure to retail agents and financial institution customers which exposure may increase during an economic downturn; (n) our ability to mitigate fraud risks from consumers and agents which risks may increase during an economic downturn; (o) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products, services and infrastructure; (p) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights; (q) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (r) the impact of laws, regulatory requirements, and other industry practices in the U.S. and abroad, including changes in laws, regulations or other industry practices and standards that may increase our costs of doing business or reduce the market for or value of our services; (s) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain Office of Foreign Assets Control (“OFAC”) restrictions which could result in contravention of U.S. law or regulations by us or our agents which could subject us to fines and penalties and cause us reputational harm; (t) a breakdown, catastrophic event, security breach, privacy breach, improper operation or other event impacting our systems or processes or our vendors’, agents’ or financial institution customers’ systems or processes, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (u) our ability to scale our technology to match our business and transactional growth; (v) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring new businesses; (w) our ability to successfully manage risks associated with our international sales and operations including the potential for political, economic or other instability in countries that are important to our business; (x) our compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002; (y) additional risk factors described in our other filings with the Securities and Exchange Commission from time to time. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date.

2 © 2008 MoneyGram International Non-GAAP Measures In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures, including a presentation of EBITDA and Adjusted EBITDA. The slides include a full reconciliation of these non-GAAP financial measures to the related GAAP financial measures. MoneyGram believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operations of the Company and its business and performance trends, as well as in facilitating comparisons with other companies in the money transfer industry. Specifically, MoneyGram believes the exclusion of net securities gains (losses), valuation gains on interest rate swaps and certain severance costs permits evaluation and comparison of results for on-going business operations. This adjusted view is used by management to internally assess the Company’s performance at both a consolidated and segment level, forecast results and allocate resources. Management does not find the GAAP financial measures particularly relevant or useful in evaluating the operating performance of our segments as they do not represent future period recurring costs or are costs outside of the Company’s control at this time. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund capital expenditures, acquisitions and operations and to service debt. These calculations are commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the operating performance and value of companies within our industry. In addition, the Company’s debt agreements require compliance with financial measures based on EBITDA. Finally, EBITDA and Adjusted EBITDA are the financial measures used by management in reviewing results of operations, forecasting, assessing cash flow and capital, allocating resources and establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

3 © 2008 MoneyGram. Proprietary and Confidential. Q3 2008 Business Update Tony Ryan EVP & Chief Operating Officer

4 © 2008 MoneyGram International Q3 2008 Key Highlights • Continued to maintain strong balance sheet – Unrestricted assets of $369 million as of 9/30/08 – Maintained conservative composition of our portfolio; 90% cash and cash equivalents and 8% agency securities as of 9/30/08 • Strengthened global money transfer franchise – Increased money transfer agent locations 17% – Increased fee revenue for money transfer and bill payment 19% on transaction growth of 14% • Improved profitability of official check product through repricing effort • Generated adjusted EBITDA of $74.5 million and reported EBITDA of $14 million

5 © 2008 MoneyGram International 14.0% 16.0% 15.0% -1.0% Total Domestic International Mexico Q3 2008 Key Money Transfer Metrics Q3 ‘08 Transaction Growth(1) Fee Revenue (Millions)(1) (1) Includes money transfer and bill payment services; Q3 ’08 vs. Q3 ’07 growth. Total Locations (000’s) $219.2 $260.0 Q3 2007 Q3 2008 138 162 Q3 2007 Q3 2008

6 © 2008 MoneyGram International Corporate Priorities • Pursue profitable global growth – Expand our distribution – Provide our worldwide consumers with a superior value – Deliver a superior low-cost service platform to our agents and consumers – Deliver enhanced payment products • Focus on operating efficiencies to drive margin expansion • Invest capital only when meeting appropriate ROI thresholds • Emphasize driving cash flow • Maintain investment portfolio strategy, which minimizes risk and volatility

7 © 2008 MoneyGram International Expand Our Distribution – Maximize Existing Relationships • Continued rollout in Walmart’s dedicated Money Centers – Currently in 700 locations with further expansion planned • Prepared for CVS rollout – Expect to have more than 6,000 locations live by year end • Rolling out 220 Canada Post locations, with 2,000 additional locations expected by mid-year 2009 • Extended agreement with Thomas Cook – Rolling out 325 Going Places outlets in early November

8 © 2008 MoneyGram International Expand Our Distribution – Add New Countries • Entered Serbia through Agrobanka’s extensive network of 120 branch locations • Signed Chequepoint, bringing MoneyGram services to 150 locations in the Czech Republic • Launched services with Banque Gabonnaise de Développement in Gabon

9 © 2008 MoneyGram International Expand Our Distribution – Add New Agents • Grew network in Poland with signing of three agents: the Post Office, a bank and Poland’s largest electronic bill payment provider • Launched in Germany with GE Money Bank – All 95 locations expected to be live by year end • Expanded presence in South Korea with Kyongnam Bank – Serves rural areas • Signed Islami Bank in Bangladesh, adding 195 locations • Added more than 225 locations in Central America, through agents Grupo Elektra and Banco Azteca

10 © 2008 MoneyGram International - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Q3 2007 Q3 2008 North America Latin America W. Europe & ME Eastern Europe Asia Pacific\ISC Africa Worldwide Distribution Growth • 17% increase in total network – 54% growth in Eastern Europe – 25% growth in Asia Pacific/Indian Subcontinent – 20% growth in Africa – Focus on growing international markets 138,000 162,000 10% 11% 12% 54% 25% % Growth Network by Region 20%

11 © 2008 MoneyGram International Expand Our Distribution – Control Distribution Where it Makes Sense • Finalized two acquisitions in Spain – Merging MoneyCard & Cambios Sol – Obtained license and platform for agent location expansion • Grew company owned-retail locations – 29 locations in Germany – 21 locations in France – Robust year-over-year growth

12 © 2008 MoneyGram International Provide Our Worldwide Consumers With a Superior Value • Focused on delivering value to our most loyal consumers through MoneyGram Rewards program in the U.S. – Faster transactions – Tiered discounts – Notification of funds received – Account management via myMoneyGram.com – Exceeded goals for customer acquisition & usage • Continued roll out of multi-currency platform – China: payout in pounds and expanded euro payout – Poland: payout in zloty, euro or U.S. dollar – Offer choice of currencies or local currency in 127 countries and territories

13 © 2008 MoneyGram International Deliver a Superior, Low-Cost Service Platform to Our Agents and Consumers • Acquired a POS system to improve efficiency and customer experience in France, Germany, Italy and Spain – Common platform for retail and owned super agent locations • Increased convenience by rolling out formless transactions in 15 countries • Continued investment in MoneyGram Rewards platform – Preparing for rollout to selected international markets in 2009

14 © 2008 MoneyGram International Deliver Enhanced Payment Products Send side • Increased eMoney Transfer transactions 45% year over year • Signed multi-year agreement with Cardtronics, opening a new channel by combining formless platform with ATMs in 2,200 7-Eleven locations beginning in fourth quarter – Future expansion opportunity into other retailers Receive side • Launched cash-to-account services in Poland and Mexico in 2Q 2008 – Future offering for customers in other receive markets

15 © 2008 MoneyGram. Proprietary and Confidential. Financial Information Dave Parrin EVP & Chief Financial Officer

16 © 2008 MoneyGram International EBITDA & Adjusted EBITDA Reconciliation (Amounts in thousands) Q3 2008 Q3 2007 (Loss) income before income taxes (38,464) $ 49,259 $ Interest expense 27,834 2,202 Depreciation and amortization 13,891 13,944 Amortization of agent signing bonuses 10,711 6,716 EBITDA (1) 13,972 72,121 Net securities losses (2) 13,253 3,162 Valuation loss on embedded derivatives (3) 47,233 - Adjusted EBITDA 74,458 $ 75,283 $ (1) EBITDA represents earnings before interest, taxes, depreciation and amortization, and amorization of agent signing bonuses. (2) Represents realized losses on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments. (3) Change in fair value of embedded derivatives in preferred stock.

Q3 2008 vs. Q3 2007 Income Statement

(Amounts in thousands)	As Reported Q3 2008	Adjustments	Adjusted Q3 2008	As Reported Q3 2007	Adjustments	Adjusted Q3 2007
REVENUE						
Fee and other revenue	$ 286,021	$ -	$ 286,021	$ 242,743	$ -	$ 242,743
Investment revenue	32,231	-	32,231	102,000	-	102,000
Net securities losses	(13,253)	13,253 [1]	-	(3,162)	3,162 [1]	-
Total revenue	304,999	13,253	318,252	341,581	3,162	344,743
Fee commissions expense	131,397	-	131,397	105,453	-	105,453
Investment commissions expense	9,968	-	9,968	64,899	-	64,899
Total commissions expense	141,365	-	141,365	170,352	-	170,352
Net revenue	163,634	13,253	176,887	171,229	3,162	174,391
EXPENSES						
Compensation and benefits	53,541	-	53,541	49,572	-	49,572
Transaction and operations support	48,530	-	48,530	44,277	-	44,277
Depreciation and amortization	13,891	-	13,891	13,944	-	13,944
Occupancy, equipment and supplies	11,069	-	11,069	11,975	-	11,975
Interest expense	27,834	-	27,834	2,202	-	2,202
Unrealized loss on embedded derivatives	47,233	(47,233) [2]	-	-	-	-
Total expenses	202,098	(47,233)	154,865	121,970	-	121,970
(Loss) income before income taxes	$ (38,464)	$ 60,486	$ 22,022	$ 49,259	$ 3,162	$ 52,421

[1] Represents realized gains (losses) on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments.

[2] Change in the fair value of embedded derivatives in preferred stock.

17

MoneyGram.

© 2008 MoneyGram International

18 © 2008 MoneyGram International Global Funds Transfer Segment Q3 2008 Results As Reported As Adjusted As Reported As Adjusted (Amounts in thousands) Q3 2008 Adjustments Q3 2008 Q3 2007 Adjustments Q3 2007 Money Transfer Revenue Fee and other revenue 259,952 $ - $ 259,952 $ 219,234 $ - $ 219,234 $ Investment revenue 373 373 1,376 1,376 Net securities losses (159) 159 (1) - (28) 28 (1) - Retail Money Order and other Fee and other revenue 16,203 16,203 14,366 14,366 Investment revenue 5,049 5,049 23,347 23,347 Net securities losses (1,891) 1,891 (1) - (842) 842 (1) - Total Global Funds Transfer Revenue 279,527 2,050 281,577 257,453 870 258,323 Commissions Expense 130,731 - 130,731 110,422 - 110,422 Net Revenue 148,796 $ 2,050 $ 150,846 $ 147,031 $ 870 $ 147,901 $ Operating income 39,514 $ 2,050 $ 41,564 $ 45,798 $ 870 $ 46,668 $ Operating Margin 14.1% 14.8% 17.8% 18.1% (1) Represents realized losses on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments.

19 © 2008 MoneyGram International Payment Systems Segment Q3 2008 Results (1) Represents realized losses on securities, other-than-temporary impairments on available-for-sale investments and unrealized losses on trading investments. As Reported As Adjusted As Reported As Adjusted (Amounts in thousands) Q3 2008 Adjustments Q3 2008 Q3 2007 Adjustments Q3 2007 Fee and other revenue 9,869 $ - $ 9,869 $ 8,977 $ - $ 8,977 $ Investment revenue 26,809 - 26,809 77,209 - 77,209 Net securities losses (11,203) 11,203 (1) - (2,427) 2,427 (1) - Total Payment Systems Revenue 25,475 11,203 36,678 83,759 2,427 86,186 Commissions Expense 10,635 10,635 59,930 - 59,930 Net Revenue 14,840 $ 11,203 $ 26,043 $ 23,829 $ 2,427 $ 26,256 $ Operating income 1,927 $ 11,203 $ 13,130 $ 6,618 $ 2,427 $ 9,045 $ Operating Margin 7.6% 35.8% 7.9% 10.5%

20 © 2008 MoneyGram International Portfolio Composition September 30, June 30, March 31, December 31, (Amounts in thousands) 2008 2008 2008 2007 Cash and cash equivalents 4,561,905 $ 4,486,064 $ 4,654,341 $ 1,552,949 $ Trading investments (1) 30,285 35,210 56,413 62,105 Available-for-sale investments: Obligations of states and political sub-divisions - - - 597,379 Commercial mortgage-backed securities - - - 253,823 Government agency securities (2) 429,046 448,532 476,473 1,786,805 Other asset-backed securities (3) 51,898 55,872 64,580 1,318,242 Corporate debt securities - - - 218,367 Preferred and common stock - - - 12,768 Total available-for-sale investments 480,944 504,404 541,053 4,187,384 Total portfolio 5,073,134 $ 5,025,678 $ 5,251,807 $ 5,802,438 $ (1) Auction rate preferred securities are classfied as trading investments. (2) Investments included in this category consist solely of investments collateralized by U.S. government agencies at September 30, June 30 and March 31, 2008. (3) Other asset-backed securities consist of collateralized debt obligations that were written down but not sold in connection with the portfolio restructuring; total par value of $730 million at September 30, 2008.

21 © 2008 MoneyGram International Unrestricted Assets September 30, June 30, March 31, (Amounts in thousands) 2008 2008 2008 Cash and cash equivalents 4,561,905 $ 4,486,064 $ 4,654,341 $ Receivables, net 1,397,179 1,959,438 1,783,241 Government agency securities 429,046 448,532 476,473 6,388,130 6,894,034 6,914,055 Amounts restricted to cover payment service obligation (6,101,759) (6,636,557) (6,656,163) Excess unrestricted assets, excluding auction rate and other asset-backed securities 286,371 257,477 257,892 Trading investments (auction rate securities) 30,285 35,210 56,413 Other asset-backed securities 51,898 55,872 64,580 82,183 91,082 120,993 Excess unrestricted assets 368,554 $ 348,559 $ 378,885 $

22 © 2008 MoneyGram International Summary • MoneyGram is financially strong – $369 million in unrestricted assets as of 9/30/08 – Generating substantial cash flow to invest in business and service debt – Maintained conservative investment portfolio of 90% cash and cash equivalents and 8% agency securities • Strengthened money transfer franchise – Achieved 19% growth in core money transfer and bill payment fee revenue – Grew global agent network by 17% • Repositioned official check business – Re-priced substantially all official check customers – Achieved profitability • Strategies focused on driving profitable, global growth • Discipline in place to achieve corporate priorities despite turbulent economic conditions

23 © 2008 MoneyGram. Proprietary and Confidential. MoneyGram International Q3 2008 Financial Results November 6, 2008